SUPPLEMENT TO THE
FIDELITY CONTRAFUND FEBRUARY 19, 1998 PROSPECTUS
Effective the close of business on April 3, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on April 3, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by April 3, 1998; and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since April 3, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The following information replaces similar information found in the "Breakdown of Expenses" section beginning on page 14.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the performance period. The performance period is the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus) .20% of the fund's average net assets over the performance period.
SUPPLEMENT TO THE FIDELITY CONTRAFUND
FEBRUARY 19, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE "CONTRACTS WITH FMR AFFILIATES" SECTION BEGINNING ON PAGE 23.
During the fiscal year ended December 31, 1997, FDC collected sales charge revenue of $9,065,000 on purchases of fund shares and, of this amount, retained $9,011,000.